EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Miller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report on Form 10-K of All-State Properties Holdings Inc. for the year ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of All-State Properties Holdings, Inc.

Date:  October 14, 2009

By: /s / E. Robert Gates

          E. Robert Gates

          Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to All-State Properties Holdings, Inc. and will be retained by All-State Properties Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.